HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
GAAP COMPANY SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31 2005	Oct. 31, 2005

Net revenue: (1)

Industry Standard Servers	1,961	2,110	1,817	2,240	8,128	2,332	2,371	2,320	2,506	9,529
Business Critical Systems	915	972	828	1,044	3,759	899	991	885	1,037	3,812
Storage	827	882	693	799	3,201	820	825	798	932	3,375
Other	(1)	--	(3)	--	(4)	--	--	--	1	1

Enterprise Storage and Servers	3,702	3,964	3,335	4,083	15,084	4,051	4,187	4,003	4,476	16,717

Technology Services	2,090	2,219	2,245	2,332	8,886	2,389	2,464	2,394	2,418	9,665
Managed Services	524	609	620	693	2,446	754	771	753	753	3,031
Consulting & Integration	560	681	615	659	2,515	672	749	690	729	2,840
Other	2	(1)	3	(3)	1	--	--	--	--	--

HP Services	3,176	3,508	3,483	3,681	13,848	3,815	3,984	3,837	3,900	15,536

OpenView	133	133	144	170	580	153	182	160	196	691
OpenCall & Other	68	89	79	107	343	83	92	85	110	370

Software	201	222	223	277	923	236	274	245	306	1,061

Technology Solutions Group	7,079	7,694	7,041	8,041	29,855	8,102	8,445	8,085	8,682	33,314

Desktops	3,516	3,468	3,428	3,619	14,031	3,818	3,541	3,361	3,686	14,406
Notebooks	2,142	2,011	2,003	2,267	8,423	2,338	2,212	2,418	2,795	9,763
Workstations	235	262	248	273	1,018	269	306	291	329	1,195
Handhelds	253	191	169	273	886	290	189	171	186	836
Other	41	59	56	108	264	158	121	145	117	541

Personal Systems Group	6,187	5,991	5,904	6,540	24,622	6,873	6,369	6,386	7,113	26,741

Commercial Hardware	1,491	1,526	1,499	1,648	6,164	1,566	1,677	1,583	1,732	6,558
Consumer Hardware	1,361	1,086	919	1,330	4,696	1,205	1,100	925	1,267	4,497
Supplies	3,038	3,462	3,206	3,540	13,246	3,281	3,601	3,392	3,771	14,045
Other	20	24	24	25	93	15	12	13	15	55

Imaging and Printing Group	5,910	6,098	5,648	6,543	24,199	6,067	6,390	5,913	6,785	25,155

HP Financial Services	441	469	488	497	1,895	555	544	489	514	2,102
Corporate Investments	103	114	113	119	449	115	123	143	142	523

Total segments	19,720	20,366	19,194	21,740	81,020	21,712	21,871	21,016	23,236	87,835

Eliminations of intersegment
net revenue and other	(206)	(253)	(305)	(351)	(1,115)	(258)	(301)	(257)	(323)	(1,139)

Total HP Consolidated net revenue	$19,514	$20,113	$18,889	$21,389	$79,905	$21,454	$21,570	$20,759	$22,913	$86,696

1)     Reflects certain fiscal 2006 organizational realignments retroactively to provide improved visibility and comparability. For each of the quarters in fiscal years 2004 and 2005, the realignments primarily resulted in revenue movement of $5 million or less between ESS and SW segments within TSG. In addition, IPG and PSG revenue was impacted at the business unit level but the overall segment revenue remained as previously reported. There was no impact to the remaining segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
GAAP CONSOLIDATED CONDENSED STATEMENT OF EARNINGS (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31 2005	Oct. 31, 2005
Net Revenue	$19,514	$20,113	$18,889	$21,389	$79,905	$21,454	$21,570	$20,759	$22,913	$86,696
Cost of sales	14,691	15,182	14,545	16,393	60,811	16,537	16,429	15,942	17,532	66,440
Research and development	889	924	877	873	3,563	878	890	863	859	3,490
Selling, general and administrative	2,578	2,665	2,621	2,632	10,496	2,704	2,933	2,761	2,786	11,184
Pension curtailment	--	--	--	--	--	--	--	--	(199)	(199)
Restructuring charges	54	38	9	13	114	3	4	112	1,565	1,684
Amortization of purchased intangible
assets	144	148	146	165	603	167	151	168	136	622
In-process research & development charges	--	9	28	--	37	--	--	--	2	2
Acquisition-related charges	15	9	6	24	54	--	--	--	--	--

Total costs and expenses	18,371	18,975	18,232	20,100	75,678	20,289	20,407	19,846	22,681	83,223

Earnings from operations	1,143	1,138	657	1,289	4,227	1,165	1,163	913	232	3,473
Operating margin %	5.9%	5.7%	3.5%	6.0%	5.3%	5.4%	5.4%	4.4%	1.0%	4.0%
Interest and other, net	11	2	20	2	35	25	(87)	119	132	189
Gains (losses) on investments and other, net	9	(5)	1	(1)	4	(24)	3	(6)	14	(13)
Dispute settlement	--	(70)	--	--	(70)	(116)	--	7	3	(106)

Earnings before taxes	1,163	1,065	678	1,290	4,196	1,050	1,079	1,033	381	3,543
Provision for (benefit from) taxes	227	181	92	199	699	107	113	960	(35)	1,145

Net earnings	$936	$884	$586	$1,091	$3,497	$943	$966	$73	$416	$2,398

AMOUNTS AS PREVIOUSLY REPORTED	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31 2005	Oct. 31, 2005
Net Revenue	$19,514	$20,113	$18,889	$21,389	$79,905	$21,454	$21,570	$20,759	$22,913	$86,696
Cost of sales	14,691	15,182	14,545	16,393	60,811	16,537	16,429	15,942	17,532	66,440
Research and development	889	924	877	873	3,563	878	890	863	859	3,490
Selling, general and administrative	2,578	2,665	2,621	2,632	10,496	2,704	2,933	2,761	2,786	11,184
Pension curtailment	--	--	--	--	--	--	--	--	(199)	(199)
Restructuring charges	54	38	9	13	114	3	4	112	1,565	1,684
Amortization of purchased intangible
assets	144	148	146	165	603	167	151	168	136	622
In-process research & development charges	--	9	28	--	37	--	--	--	2	2
Acquisition-related charges	15	9	6	24	54	--	--	--	--	--

Total costs and expenses	18,371	18,975	18,232	20,100	75,678	20,289	20,407	19,846	22,681	83,223

Earnings from operations	1,143	1,138	657	1,289	4,227	1,165	1,163	913	232	3,473
Operating margin %	5.9%	5.7%	3.5%	6.0%	5.3%	5.4%	5.4%	4.4%	1.0%	4.0%
Interest and other, net	11	2	20	2	35	25	(87)	119	132	189
Gains (losses) on investments and other, net	9	(5)	1	(1)	4	(24)	3	(6)	14	(13)
Dispute settlement	--	(70)	--	--	(70)	(116)	--	7	3	(106)

Earnings before taxes	1,163	1,065	678	1,290	4,196	1,050	1,079	1,033	381	3,543
Provision for (benefit from) taxes	227	181	92	199	699	107	113	960	(35)	1,145

Net earnings	$936	$884	$586	$1,091	$3,497	$943	$966	$73	$416	$2,398

VARIANCE	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31 2005	Oct. 31, 2005
Net Revenue	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Cost of sales	--	--	--	--	--	--	--	--	--	--
Research and development	--	--	--	--	--	--	--	--	--	--
Selling, general and administrative	--	--	--	--	--	--	--	--	--	--
Pension curtailment	--	--	--	--	--	--	--	--	--	--
Restructuring charges	--	--	--	--	--	--	--	--	--	--
Amortization of purchased intangible
assets	--	--	--	--	--	--	--	--	--	--
In-process research & development charges	--	--	--	--	--	--	--	--	--	--
Acquisition-related charges	--	--	--	--	--	--	--	--	--	--

Total costs and expenses	--	--	--	--	--	--	--	--	--	--

Earnings from operations	--	--	--	--	--	--	--	--	--	--
Operating margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Interest and other, net	--	--	--	--	--	--	--	--	--	--
Gains (losses) on investments and other, net	--	--	--	--	--	--	--	--	--	--
Dispute settlement	--	--	--	--	--	--	--	--	--	--

Earnings before taxes	--	--	--	--	--	--	--	--	--	--
Provision for (benefit from) taxes	--	--	--	--	--	--	--	--	--	--

Net earnings	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
GAAP COMPANY SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended												Twelve months ended	Three months ended													Twelve months ended
	Jan. 31, 2004			Apr. 30, 2004			Jul. 31, 2004			Oct. 31, 2004			Oct. 31, 2004			Jan. 31, 2005			Apr. 30, 2005		Jul. 31, 2005			Oct. 31, 2005			Oct. 31, 2005
Net revenue: (1)

Enterprise Storage and Servers	$3,702			$3,964			$3,335			$4,083			$15,084			$4,051			$4,187		$4,003			$4,476			$16,717
HP Services	3,176			3,508			3,483			3,681			13,896			3,815			3,984		3,837			3,900			15,536
Software	201			222			223			277			923			236			274		245			306			1,061

Technology Solutions Group	7,079			7,694			7,041			8,041			29,855			8,102			8,445		8,085			8,682			33,314
Personal Systems Group	6,187			5,991			5,904			6,540			24,670			6,873			6,369		6,386			7,113			26,741
Imaging and Printing Group	5,910			6,098			5,648			6,543			24,247			6,067			6,390		5,913			6,785			25,155
HP Financial Services	441			469			488			497			1,895			555			544		489			514			2,102
Corporate Investments	103			114			113			119			497			115			123		143			142			523

Total segments	19,720			20,366			19,194			21,740			81,212			21,712			21,871		21,016			23,236			87,835

Eliminations of intersegment
net revenue and other	(206)			(253)			(305)			(351)			(1,115)			(258)			(301)		(257)			(323)			(1,103)

Total HP Consolidated	$19,514			$20,113			$18,889			$21,389			$79,905			$21,454			$21,570		$20,759			$22,913			$86,732

Earnings from operations: (1)		Op %			Op %			Op %			Op %			Op %			Op %			Op %		Op %			Op %			Op %

Enterprise Storage and Servers	$152		4.1%	$118		3.0%	$(213)		-6.4%	$100		2.4%	$157		1.0%	$69		1.7%	$180	4.3%	$147		3.7%	$404		9.0%	$800		4.8%
HP Services	261		8.2%	332		9.5%	314		9.0%	375		10.2%	1,282		9.3%	281		7.4%	292	7.3%	256		6.7%	322		8.3%	1,151		7.4%
Software	(48)	-	23.9%	(51)	-	23.0%	(46)	-	20.6%	(7)		-2.5%	(152)	-	16.5%	(38)	-	16.1%	(2)	-0.7%	(37)	-	15.1%	28		9.2%	(49)		-4.6%

Technology Solutions Group	365		5.2%	399		5.2%	55		0.8%	468		5.8%	1,287		4.3%	312		3.9%	470	5.6%	366		4.5%	754		8.7%	1,902		5.7%
Personal Systems Group	61		1.0%	44		0.7%	23		0.4%	77		1.2%	205		0.8%	147		2.1%	147	2.3%	163		2.6%	200		2.8%	657		2.5%
Imaging and Printing Group	967		16.4%	952		15.6%	836		14.8%	1,088		16.6%	3,843		15.9%	932		15.4%	814	12.7%	771		13.0%	896		13.2%	3,413		13.6%
HP Financial Services	29		6.6%	35		7.5%	42		8.6%	19		3.8%	125		6.6%	45		8.1%	58	10.7%	58		11.9%	52		10.1%	213		10.1%
Corporate Investments	(36)	-	35.0%	(48)	-	42.1%	(52)	-	46.0%	(43)	-	36.1%	(179)	-	39.9%	(51)	-	44.3%	(51)	-41.5%	(37)	-	25.9%	(35)	-	24.6%	(174)	-	33.3%

Total segments	1,386		7.0%	1,382		6.8%	904		4.7%	1,609		7.4%	5,281		6.5%	1,385		6.4%	1,438	6.6%	1,321		6.3%	1,867		8.0%	6,011		6.8%
Total HP Consolidated Earnings
Before Taxes	$1,163			$1,065			$678			$1,290			$4,628			$1,050			$1,079		$1,033			$381			$3,867

AMOUNTS AS PREVIOUSLY REPORTED

	Three months ended												Twelve months ended	Three months ended													Twelve months ended
	Jan. 31, 2004			Apr. 30, 2004			Jul. 31, 2004			Oct. 31, 2004			Oct. 31, 2004			Jan. 31, 2005			Apr. 30, 2005		Jul. 31, 2005			Oct. 31, 2005			Oct. 31, 2005
Net revenue: (1)

Enterprise Storage and Servers	$3,700			$3,961			$3,333			$4,080			$15,074			$4,047			$4,184		$3,999			$4,471			$16,701
HP Services	3,176			3,508			3,483			3,681			13,848			3,815			3,984		3,837			3,900			15,536
Software	203			225			225			280			933			240			277		249			311			1,077

Technology Solutions Group	7,079			7,694			7,041			8,041			29,855			8,102			8,445		8,085			8,682			33,314
Personal Systems Group	6,187			5,991			5,904			6,540			24,622			6,873			6,369		6,386			7,113			26,741
Imaging and Printing Group	5,910			6,098			5,648			6,543			24,199			6,067			6,390		5,913			6,785			25,155
HP Financial Services	441			469			488			497			1,895			555			544		489			514			2,102
Corporate Investments	103			114			113			119			449			115			123		143			142			523

Total segments	19,720			20,366			19,194			21,740			81,212			21,712			21,871		21,016			23,236			87,835

Eliminations of intersegment
net revenue and other	(206)			(253)			(305)			(351)			(1,115)			(258)			(301)		(257)			(323)			(1,139)

Total HP Consolidated	$19,514			$20,113			$18,889			$21,389			$79,905			$21,454			$21,570		$20,759			$22,913			$86,696

Earnings from operations: (1)		Op %			Op %			Op %			Op %			Op %			Op %			Op %		Op %			Op %			Op %

Enterprise Storage and Servers	$153		4.1%	$119		3.0%	$(213)		-6.3%	$100		2.5%	$161		1.1%	$71		1.7%	$184	4.4%	$150		3.8%	$405		9.0%	$810		4.8%
HP Services	261		8.2%	332		9.5%	314		9.0%	375		10.2%	1,282		9.3%	281		7.4%	292	7.3%	256		6.7%	322		8.3%	1,151		7.4%
Software	(49)	-	24.1%	(52)	-	23.0%	(46)	-	21.3%	(7)		-2.5%	(156)	-	16.5%	(38)	-	16.7%	(6)	-2.2%	(40)	-	16.1%	27		8.7%	(59)		-5.5%

Technology Solutions Group	365		5.2%	399		5.2%	55		0.8%	468		5.8%	1,287		4.3%	312		3.9%	470	5.6%	366		4.5%	754		8.7%	1,902		5.7%
Personal Systems Group	61		1.0%	44		0.7%	23		0.4%	77		1.2%	205		0.8%	147		2.1%	147	2.3%	163		2.6%	200		2.8%	657		2.5%
Imaging and Printing Group	967		16.4%	952		15.6%	836		14.8%	1,088		16.6%	3,843		15.9%	932		15.4%	814	12.7%	771		13.0%	896		13.2%	3,413		13.6%
HP Financial Services	29		6.6%	35		7.5%	42		8.6%	19		3.8%	125		6.6%	45		8.1%	58	10.7%	58		11.9%	52		10.1%	213		10.1%
Corporate Investments	(36)	-	35.0%	(48)	-	42.1%	(52)	-	46.0%	(43)	-	36.1%	(179)	-	39.9%	(51)	-	44.3%	(51)	-41.5%	(37)	-	25.9%	(35)	-	24.6%	(174)	-	33.3%

Total segments	1,386		7.0%	1,382		6.8%	904		4.7%	1,609		7.4%	5,281		6.5%	1,385		6.4%	1,438	6.6%	1,321		6.3%	1,867		8.0%	6,011		6.8%

Total HP Consolidated Earnings
Before Taxes	$1,163			$1,065			$678			$1,290			$4,196			$1,050			$1,079		$1,033			$381			$3,867

VARIANCE

	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31, 2005	Oct. 31, 2005
Net revenue: (1)

Enterprise Storage and Servers	$2	$3	$2	$3	$10	$4	$3	$4	$5	$16
HP Services	-	-	-	-	-	-	-	-	-	-
Software	(2)	(3)	(2)	(3)	(10)	(4)	(3)	(4)	(5)	(16)

Technology Solutions Group	-	-	-	-	-	-	-	-	-	-
Personal Systems Group	-	-	-	-	-	-	-	-	-	-
Imaging and Printing Group	-	-	-	-	-	-	-	-	-	-
HP Financial Services	-	-	-	-	-	-	-	-	-	-
Corporate Investments	-	-	-	-	-	-	-	-	-	-

Total segments	-	-	-	-	-	-	-	-	-	-

Eliminations of intersegment
net revenue and other	-	-	-	-	-	-	-	-	-	-

Total HP Consolidated	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Earnings from operations: (1)

Enterprise Storage and Servers	$(1)	$(1)	$(2)	$-	$(4)	$(2)	$(4)	$(3)	$(1)	$(10)
HP Services	-	-	-	-	-	-	-	-	-	-
Software	1	1	2	-	4	2	4	3	1	10

Technology Solutions Group	-	-	-	-	-	-	-	-	-	-
Personal Systems Group	-	-	-	-	-	-	-	-	-	-
Imaging and Printing Group	-	-	-	-	-	-	-	-	-	-
HP Financial Services	-	-	-	-	-	-	-	-	-	-
Corporate Investments	-	-	-	-	-	-	-	-	-	-

Total segments	-	-	-	-	-	-	-	-	-	-

Total HP Consolidated Earnings
Before Taxes	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
GAAP COMPANY SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004	Jan. 31, 2004	Apr. 30, 2004	Jul. 31, 2004	Oct. 31, 2004	Oct. 31, 2004
Net revenue:
Industry Standard Servers	1,961	2,110	1,817	2,240	8,128	1,959	2,107	1,815	2,237	8,118	2	3	2	3	10
Business Critical Systems	915	972	828	1,044	3,759	915	972	828	1,044	3,759	--	--	--	--	--
Storage	827	882	693	799	3,201	827	882	693	799	3,201	--	--	--	--	--
Other	(1)	--	(3)	--	(4)	(1)	--	(3)	--	(4)	--	--	--	--	--

Enterprise Storage and Servers	3,702	3,964	3,335	4,083	15,084	3,700	3,961	3,333	4,080	15,074	2	3	2	3	10

Technology Services	2,090	2,219	2,245	2,332	8,886	2,090	2,219	2,245	2,332	8,886	--	--	--	--	--
Managed Services	524	609	620	693	2,446	524	609	620	693	2,446	--	--	--	--	--
Consulting & Integration	560	681	615	659	2,515	560	681	615	659	2,515	--	--	--	--	--
Other	2	(1)	3	(3)	1	2	(1)	3	(3)	1	--	--	--	--	--

HP Services	3,176	3,508	3,483	3,681	13,848	3,176	3,508	3,483	3,681	13,848	--	--	--	--	--

OpenView	133	133	144	170	580	133	135	145	172	585	--	(2)	(1)	(2)	(5)
OpenCall & Other	68	89	79	107	343	70	90	80	108	348	(2)	(1)	(1)	(1)	(5)

Software	201	222	223	277	923	203	225	225	280	933	(2)	(3)	(2)	(3)	(10)

Technology Solutions Group	7,079	7,694	7,041	8,041	29,855	7,079	7,694	7,041	8,041	29,855	--	--	--	--	--

Desktops	3,516	3,468	3,428	3,619	14,031	3,516	3,468	3,428	3,619	14,031	--	--	--	--	--
Notebooks	2,142	2,011	2,003	2,267	8,423	2,142	2,011	2,003	2,267	8,423	--	--	--	--	--
Workstations	235	262	248	273	1,018	235	262	248	273	1,018	--	--	--	--	--
Handhelds	253	191	169	273	886	253	191	169	273	886	--	--	--	--	--
Other	41	59	56	108	264	41	59	56	108	264	--	--	--	--	--

Personal Systems Group	6,187	5,991	5,904	6,540	24,622	6,187	5,991	5,904	6,540	24,622	--	--	--	--	--

Commercial Hardware	1,491	1,526	1,499	1,648	6,164	1,547	1,591	1,546	1,706	6,390	(56)	(65)	(47)	(58)	(226)
Consumer Hardware	1,361	1,086	919	1,330	4,696	1,276	986	834	1,239	4,335	85	100	85	91	361
Supplies	3,038	3,462	3,206	3,540	13,246	3,026	3,451	3,192	3,528	13,197	12	11	14	12	49
Other	20	24	24	25	93	61	70	76	70	277	(41)	(46)	(52)	(45)	(184)

Imaging and Printing Group	5,910	6,098	5,648	6,543	24,199	5,910	6,098	5,648	6,543	24,199	--	--	--	--	--

HP Financial Services	441	469	488	497	1,895	441	469	488	497	1,895	--	--	--	--	--
Corporate Investments	103	114	113	119	449	103	114	113	119	449	--	--	--	--	--

Total segments	19,720	20,366	19,194	21,740	81,020	19,720	20,366	19,194	21,740	81,020	--	--	--	--	--

Eliminations of intersegment
net revenue and other	(206)	(253)	(305)	(351)	(1,115)	(206)	(253)	(305)	(351)	(1,115)	--	--	--	--	--

Total HP Consolidated net revenue	$19,514	$20,113	$18,889	$21,389	$79,905	$19,514	$20,113	$18,889	$21,389	$79,905	$--	$--	$--	$--	$--

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
GAAP COMPANY SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31, 2005	Oct. 31, 2005	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31, 2005	Oct. 31, 2005	Jan. 31, 2005	Apr. 30, 2005	Jul. 31, 2005	Oct. 31, 2005	Oct. 31, 2005
Net revenue:
Industry Standard Servers	2,332	2,371	2,320	2,506	9,529	2,328	2,368	2,316	2,501	9,513	4	3	4	5	16
Business Critical Systems	899	991	885	1,037	3,812	899	991	885	1,037	3,812	--	--	--	--	--
Storage	820	825	798	932	3,375	820	825	798	932	3,375	--	--	--	--	--
Other	--	--	--	1	1	--	--	--	1	1	--	--	--	--	--

Enterprise Storage and Servers	4,051	4,187	4,003	4,476	16,717	4,047	4,184	3,999	4,471	16,701	4	3	4	5	16

Technology Services	2,389	2,464	2,394	2,418	9,665	2,389	2,464	2,394	2,418	9,665	--	--	--	--	--
Managed Services	754	771	753	753	3,031	754	771	753	753	3,031	--	--	--	--	--
Consulting & Integration	672	749	690	729	2,840	672	749	690	729	2,840	--	--	--	--	--
Other	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--

HP Services	3,815	3,984	3,837	3,900	15,536	3,815	3,984	3,837	3,900	15,536	--	--	--	--	--

OpenView	153	182	160	196	691	154	183	164	200	701	(1)	(1)	(4)	(4)	(10)
OpenCall & Other	83	92	85	110	370	86	94	85	111	376	(3)	(2)	--	(1)	(6)

Software	236	274	245	306	1,061	240	277	249	311	1,077	(4)	(3)	(4)	(5)	(16)

Technology Solutions Group	8,102	8,445	8,085	8,682	33,314	8,102	8,445	8,085	8,682	33,314	--	--	--	--	--

Desktops	3,818	3,541	3,361	3,686	14,406	3,802	3,520	3,335	3,664	14,321	16	21	26	22	85
Notebooks	2,338	2,212	2,418	2,795	9,763	2,338	2,212	2,418	2,795	9,763	--	--	--	--	--
Workstations	269	306	291	329	1,195	285	327	317	351	1,280	(16)	(21)	(26)	(22)	(85)
Handhelds	290	189	171	186	836	290	189	171	186	836	--	--	--	--	--
Other	158	121	145	117	541	158	121	145	117	541	--	--	--	--	--

Personal Systems Group	6,873	6,369	6,386	7,113	26,741	6,873	6,369	6,386	7,113	26,741	--	--	--	--	--

Commercial Hardware	1,566	1,677	1,583	1,732	6,558	1,611	1,723	1,624	1,773	6,731	(45)	(46)	(41)	(41)	(173)
Consumer Hardware	1,205	1,100	925	1,267	4,497	1,114	1,019	842	1,187	4,162	91	81	83	80	335
Supplies	3,281	3,601	3,392	3,771	14,045	3,272	3,590	3,389	3,759	14,010	9	11	3	12	35
Other	15	12	13	15	55	70	58	58	66	252	(55)	(46)	(45)	(51)	(197)

Imaging and Printing Group	6,067	6,390	5,913	6,785	25,155	6,067	6,390	5,913	6,785	25,155	--	--	--	--	--

HP Financial Services	555	544	489	514	2,102	555	544	489	514	2,102	--	--	--	--	--
Corporate Investments	115	123	143	142	523	115	123	143	142	523	--	--	--	--	--

Total segments	21,712	21,871	21,016	23,236	87,835	21,712	21,871	21,016	23,236	87,835	--	--	--	--	--

Eliminations of intersegment
net revenue and other	(258)	(301)	(257)	(323)	(1,139)	(258)	(301)	(257)	(323)	(1,139)	--	--	--	--	--

Total HP Consolidated net revenue	$21,454	$21,570	$20,759	$22,913	$86,696	$21,454	$21,570	$20,759	$22,913	$86,696	$--	$--	$--	$--	$--